Filing 497 to amend the N1-A to become effective on 10/1/99.


The following changes were made to part A:

     For the Bear 500 Fund:

1. We are adding Eric Barden as a portfolio manager under "Who Runs the Funds?"

Eric D. Barden
Co-Portfolio Manager
Mr. Barden received a BA in Government and Economics from the University of Texas. He joined First Austin Capital management in 1995. Previously, Mr. Barden was employed by Electronic Data Systems as an information systems associate (1994) and by Neosho Basin Development Company as a consultant
(1993).  Mr. Barden is a CFA level III candidate.

Submitted September 16, 1999

/s/ Ryan Barden

Ryan Barden
Secretary